SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):     August 2, 2002


                               FRESH BRANDS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         0-549                        39-2019963
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(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                  2215 Union Avenue, Sheboygan, Wisconsin 53081
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          (Address of principal executive offices, including zip code)


                                 (920) 457-4433
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                         (Registrant's telephone number)

Item 9.  Regulation FD Disclosure.
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     On August 2, 2002, the Registrant issued a press release. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRESH BRANDS, INC.



Date: August 5, 2002                By: /s/ Armand C. Go
                                       -----------------------------------------
                                        Armand C. Go
                                        Chief Financial Officer, Vice President
                                        Secretary and Treasurer